SUPPLEMENT DATED JANUARY 4, 2012 TO
                      THE EACH PROSPECTUS SET FORTH BELOW

 GUGGENHEIM DEFINED PORTFOLIOS, SERIES 783, 795, 796, 797, 803, 804, 805, 806, 808, 817, 826, 828, 829, 830, 831, 832, 834, 835, 836, 837, 839, 842, 843, 844,
                               845, 846, 848, 849
                               (each, a "trust")


     Notwithstanding anything to the contrary in the Prospectuses for each trust listed above, commencing on January 4, 2012, the prospectus section titled "Understanding Your Investment-How to Buy Units-Exchange or Rollover Option" or "Understanding Your Investments-How to Buy Units-Exchange or Rollover Option," as applicable, for each trust is hereby deleted and replace in its entirety with the following:

     EXCHANGE OR ROLLOVER OPTION. If you are buying units of your trust in the primary market with redemption or termination proceeds from any unit trust, you may purchase units at 99% of the maximum Public Offering Price, which may include an up-front sales fee and a deferred sales fee. To qualify for this sales charge reduction, the termination or redemption proceeds being used to purchase units of a trust must be no more than 30 days old. Such purchases entitled to this sales charge reduction may be classified as "Rollover Purchases." An exchange or rollover is generally treated as a sale for federal income tax purposes. See "Taxes" in Part B of the prospectus.

     Rollover Purchases are also subject to the C&D Fee. See "Expenses of the Trust" in Part B of the prospectus.


                       Please keep for future reference.


                                                              UITPRO-SUPP-010412